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                                                                                                 News Release

FOR IMMEDIATE RELEASE
---------------------

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                                                                                                     www.edison.com

                                           Edison International Reports
                             Financial Results for the Second Quarter of 2003 - Part I

         ROSEMEAD, Calif., August 5, 2003 -- Edison International (NYSE: EIX) recorded second quarter 2003 earnings per share of seven cents, compared to $2.04 per share in the same period last year.  2003 results include a charge of $150 million, after tax, or 46 cents per share, by Edison Mission Energy (EME) for the impairment of eight small peaking plants in Illinois.  2002 results include a $1.47-per-share gain from the implementation of a regulatory decision on Southern California Edison's (SCE) utility retained generation (URG).

         EIX's core earnings include the impairment charge at EME, and exclude the impact of the URG decision at
SCE in 2002 and discontinued operations.  Excluding the EME impairment charge, EIX's second quarter 2003 results were comparable to core earnings of 54 cents per share for the same period last year.

SECOND-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations
------------------------------------------

         SCE earnings from continuing operations were $225 million in the second quarter of 2003, compared with
$215 million in the second quarter of 2002, after excluding the $480 million adjustment related to the URG decision in 2002.  The $10 million increase in core earnings primarily reflects the impact of two items that occurred in the second quarter of 2002 that did not occur in the current period:  a refueling outage at San
Onofre Nuclear Generating Station Unit 2 and a one-time positive adjustment relating to the implementation of a sales adjustment mechanism.

         EME's loss from continuing operations was $165 million in the second quarter of 2003 compared to $6 million in the same period last year.  The decrease in earnings is primarily due to the asset impairment charge of $150 million, a reduction in revenue from the Illinois power plants which reflects the release of certain power and capacity in 2003 under the power purchase agreements, higher interest and rent expense from the decline in EME's and its subsidiaries' credit ratings, and lower ancillary revenues at the First Hydro project.  The decrease in earnings was partially offset by higher U.S. energy prices, higher earnings from oil and gas activities and lower state income taxes.  On an annual basis, EME's earnings are seasonal with higher earnings expected during the summer months.

         The impairment charge at EME during the second quarter of 2003 resulted from a revised long-term outlook for capacity revenues from its small peaking plants in Illinois due to

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a number of factors, including the effect of higher long-term natural gas prices on the competitiveness of these units and the current oversupply of generation.  Since capacity value represents a key revenue component for these small peaking plants, the revised outlook resulted in a write-down of the book value of these assets from
$286 million to their estimated fair market value of $41 million.  The small peaking power plants range in size from 64 megawatts (MW) to 163 MW, and total 899 MW.

         In addition to the impairment charge related to the small peaking plants, EME's indirect subsidiary,
Midwest Generation LLC, will report in its separate financial statements for its second quarter, an impairment charge of $475 million, after tax, related to the long-term lease of the 2,698-MW gas-fired Collins Station.  The impairment charge results from a write-down of the book value of capitalized assets related to the Collins
Station from $858 million to their estimated fair market value of $78 million.  The impairment charge by Midwest
Generation LLC is not reflected in the operating results of EME, Mission Energy Holding Company or EIX as the
Collins Station is treated in their financial statements as an operating lease and not as an asset, and therefore, is not subject to impairment for accounting purposes.

         Earnings in the second quarter of 2003 for Edison Capital, Mission Energy Holding Company and EIX parent company and other were substantially unchanged from the results in the same period last year.

Earnings (Loss) from Discontinued Operations
--------------------------------------------

         The second-quarter financial results include a loss from discontinued operations of $2 million in 2003 and earnings from discontinued operations of $9 million in 2002.  The 2003 loss is due to adjustments related to the sale of Fiddler's Ferry and Ferrybridge (FFF) and Lakeland.  The 2002 earnings were due to earnings from
Lakeland and the recovery of an insurance claim related to the operation of FFF prior to its sale in 2001.

                                                                Quarter Ended June 30,
Earnings (Loss) Per Share (Unaudited)                               2003                2002             Change
-------------------------------------                       -----------------------------------------------------
Core Earnings (Loss):
  Southern California Edison                                       $0.69               $0.66              $0.03
  Edison Mission Energy                                            (0.50)              (0.02)             (0.48)
  Edison Capital                                                    0.04                0.04                 --
  Mission Energy Holding Co.                                       (0.08)              (0.07)             (0.01)
  EIX parent company and other                                     (0.07)              (0.07)                 --
----------------------------------------------------------------------------------------------------------------
Edison International Core Earnings                                  0.08                0.54              (0.46)
----------------------------------------------------------------------------------------------------------------

  SCE implementation of URG decision                                  --                1.47              (1.47)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Ops.                           0.08                2.01              (1.93)
================================================================================================================

Earnings (Loss) from Discontinued Ops.
  EME's FFF & Lakeland Projects                                (0.01)               0.03              (0.04)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Discontinued Ops.                 (0.01)               0.03              (0.04)
================================================================================================================

Total EIX Consolidated Earnings                                    $0.07               $2.04             $(1.97)
================================================================================================================

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                                                                Quarter Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                         2003                      2002         Change
-----------------------------------------                  -----------------------------------------------------
Core Earnings (Loss):
  Southern California Edison                                        $225                $215                $10
  Edison Mission Energy                                             (165)                 (6)              (159)
  Edison Capital                                                      12                  12                 --
  Mission Energy Holding Co.                                         (24)                (24)                 --
  EIX parent company and other                                       (22)                (21)                (1)
----------------------------------------------------------------------------------------------------------------
Edison International Core Earnings                                    26                 176               (150)
----------------------------------------------------------------------------------------------------------------

  SCE implementation of URG decision                                  --                 480               (480)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Ops.                             26                 656               (630)
================================================================================================================

Earnings (Loss) from Discontinued Ops.
  EME's FFF & Lakeland Projects                                      (2)                   9               (11)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Discontinued Ops.                   (2)                   9                (11)
================================================================================================================

Total EIX Consolidated Earnings                                      $24                $665              $(641)
================================================================================================================

YEAR-TO-DATE EARNINGS SUMMARY

         EIX recorded earnings per share of 25 cents for the six-month period ending June 30, 2003, compared to
$2.30 for the same period last year on a reported basis.  2003 earnings include an asset impairment charge at EME of 46 cents per share and 2002 earnings include a gain of $1.47 per share for implementation of SCE's URG decision.  EIX had core earnings of $91 million for the six-month period ended June 30, 2003, compared with core earnings of $255 million for the same period last year.  2003 core earnings exclude EME's loss from discontinued
operations of $2 million and charge of $9 million related to a change in accounting principle. 2002 core earnings exclude the $480 million gain from the implementation of the URG decision at SCE and earnings from discontinued
operations of $14 million at EME.

YEAR-TO-DATE EARNINGS DETAIL

Earnings (Loss) from Continuing Operations
-------------------------------------------

         Excluding the $480 million gain to implement the URG decision, SCE's earnings from continuing operations in the first half of 2003 decreased by $34 million, compared to the same period last year.  The decrease primarily reflects the impact of a one-time positive adjustment relating to the implementation of a sales adjustment mechanism that occurred in the second quarter of 2002.  Additionally, SCE had higher operating and maintenance expenses, including health care and storm damage costs, which were offset by higher revenue.

         EME's loss from continuing operations for the six-month period ending June 30, 2003, increased by $126 million compared to the same period last year primarily due to the asset impairment charge of $150 million.
EME's results were favorably impacted by higher U.S. energy prices and lower state income taxes.   Partially
offsetting these favorable items were a reduction in revenue from the Illinois power plants which reflects the release of certain

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power and capacity in 2003 under the power purchase agreements, higher interest and rent expense from a decline in EME's and its subsidiaries' credit ratings, and lower ancillary revenues at the First Hydro project.

         Edison Capital's earnings for the six-months ended June 30, 2003 were $27 million, down $4 million from the same period last year.  This decrease is primarily due to a maturing investment portfolio which produces lower income, partially offset by lower net interest expense and higher tax benefits.

         Earnings for the six months ended June 30, 2003 for Mission Energy Holding Company and EIX parent company and other were substantially unchanged from the results in the same period last year.

Earnings (Loss) from Discontinued Operations
--------------------------------------------

         The financial results for the six months ended June 30, 2003 include a loss from discontinued operations of $2 million at EME from adjustments related to the sale of FFF and Lakeland.  The financial results for the six months ended June 30, 2002 include earnings from discontinued operations of $14 million which reflect operating results from Lakeland and the recovery of an insurance claim related to the operation of FFF prior to its sale in
2001.

Change in Accounting Principle
------------------------------

         EME's results for the six-month period ending June 30, 2003 include a three-cent, or $9 million, charge for the cumulative effect of a change in accounting principle for asset retirement obligations adopted in 2003.
As SCE follows accounting principles for rate-regulated enterprises, implementation of this new standard did not affect its earnings.

                                                              Year-To-Date Ended June 30,
Earnings (Loss) Per Share (Unaudited)                              2003                 2002            Change
-------------------------------------                      -----------------------------------------------------
Core Earnings (Loss):
  Southern California Edison                                       $1.00               $1.11            $(0.11)
  Edison Mission Energy                                            (0.52)              (0.15)            (0.37)
  Edison Capital                                                    0.08                0.09             (0.01)
  Mission Energy Holding Co.                                       (0.15)              (0.14)            (0.01)
  EIX parent company and other                                     (0.12)              (0.13)             0.01
----------------------------------------------------------------------------------------------------------------
Edison International Core Earnings                                  0.29                0.78             (0.49)
----------------------------------------------------------------------------------------------------------------

  SCE implementation of URG decision                                   --                1.47            (1.47)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Ops.                           0.29                 2.25            (1.96)
================================================================================================================

Earnings (Loss) from Discontinued Ops.
  EME's FFF & Lakeland Projects                                    (0.01)                0.05            (0.06)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Discontinued Ops.                 (0.01)                0.05            (0.06)
================================================================================================================

EME Cumulative Effect of Accounting Change                         (0.03)                  --            (0.03)
================================================================================================================

Total EIX Consolidated Earnings                                    $0.25                $2.30           $(2.05)
================================================================================================================

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                                                              Year-To-Date Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                           2003                 2002            Change
-----------------------------------------                  -----------------------------------------------------
Core Earnings (Loss):
  Southern California Edison                                        $327                $361              $(34)
  Edison Mission Energy                                             (173)                (47)             (126)
  Edison Capital                                                      27                  31                (4)
  Mission Energy Holding Co.                                         (49)                (46)               (3)
  EIX parent company and other                                       (41)                (44)                3
----------------------------------------------------------------------------------------------------------------
Edison International Core Earnings                                    91                 255              (164)
----------------------------------------------------------------------------------------------------------------

  SCE implementation of URG decision                                   --                 480             (480)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Ops.                              91                 735             (644)
================================================================================================================

Earnings (Loss) from Discontinued Ops.
  EME's FFF & Lakeland Projects                                       (2)                  14              (16)
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Discontinued Ops.                    (2)                  14              (16)
================================================================================================================

EME Cumulative Effect of Accounting Change                            (9)                  --               (9)
================================================================================================================

Total EIX Consolidated Earnings                                       $80                $749            $(669)
================================================================================================================

                                    Reminder: EIX to Hold Conference Call Today

         Today, EIX will hold a conference call to discuss its second quarter 2003 financial results at 8:30 a.m.
PDT.  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only mode" through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  Financial and other statistical information to be presented during the call also will be available on the Web site.  The domestic call-in number is (800) 356-8584 and the Call ID#
is 9300.

                                                        ###

        Based in Rosemead, Calif., Edison International is the parent company of Southern California Edison,
Edison Mission Energy and Edison Capital.